Exhibit 10.10                                                         Annex O

                         THE BENTLEY INTERNATIONAL, INC.
                          VOTING TRUST AGREEMENT NO. 1

     THIS VOTING TRUST AGREEMENT (the "Agreement") is made and entered into this ____ day of ________, 1998, by and among LLOYD R. ABRAMS as voting trustee (in such capacity, the 'Voting Trustee"), INTERIORS, INC., a Delaware corporation (the "Shareholder") and BENTLEY INTERNATIONAL, INC., a Missouri corporation ("Bentley").

                              W I T N E S S E T H:

     WHEREAS, Shareholder has entered into on even date herewith, a Securities Purchase and Registration Rights Agreement (the "Securities Purchase Agreement") with Bentley to acquire One Hundred Fifty Thousand (150,000) shares (the "Shares") of the common stock ("Common Stock"), $0.18 par value, of Bentley and a warrant (the "Warrant") to purchase an additional Three Hundred Thousand (300,000) shares of the Common Stock; and

     WHEREAS, pursuant to the terms of the Securities Purchase Agreement Shareholder has agreed that the Shares shall be registered in the name of the Voting Trustee and held pursuant to the terms and provisions of this Agreement until certain indebtedness of Shareholder to Bentley is paid in full and until the Shares are sold by Shareholder; and

     WHEREAS, Shareholder has further agreed that any additional shares of the Common Stock Shareholder acquires through the exercise of the Warrant shall be registered in the name of the Voting Trustee and held pursuant to the terms and provisions of this Agreement until such indebtedness of Shareholder to Bentley is paid in full and until the additional shares are sold by Shareholder; and

     WHEREAS, the Voting Trustee is willing to serve as Trustee with respect to the Shares as herein provided.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Shares to be Held in Trust.

     (a) Establishment of Voting Trust. Shareholder and the Voting Trustee hereby establish and constitute this voting trust (the "Voting Trust") with respect to the Shares to be sold and transferred pursuant to the Securities Purchase Agreement and the Warrant (such Shares hereinafter are referred to collectively as the "Trust Shares"). The Voting Trust shall be administered on the terms set forth in this Agreement. The Voting Trust may be referred to as "The Bentley International, Inc. Voting Trust No. 1" without reference to the date of this Agreement.

     (b) Actions to be Taken. At the Closing described in the Securities Purchase Agreement or upon the acquisition of Trust Shares through any exercise of the Warrant, the following actions shall be taken by each of the parties hereto:

          (i) Shareholder shall instruct Bentley in writing that all certificates evidencing Shares to be issued in connection with the Closing pursuant to the Securities Purchase Agreement or evidencing Trust Shares Shareholder acquires through any exercise of the Warrant shall be issued to and in the name of the Voting Trustee pursuant to this Agreement. Bentley shall cause such certificates to be so issued and delivered to the Voting Trustee. The Voting Trustee hereby is authorized to receive and to hold, in the name of the Voting Trustee, for the benefit of Shareholder (subject to the rights of Bentley as stated herein, in the Securities Purchase Agreement and in that certain Pledge Agreement (the "Pledge Agreement") of even date herewith between Shareholder and Bentley), the Trust Shares.

          (ii) Immediately following the receipt of any Trust Shares, the Voting Trustee shall (a) issue to Interiors a voting trust certificate in the form of Exhibit A attached hereto (the "Voting Trust Certificate") evidencing the number of Trust Shares received by the Voting Trustee, (b) deliver possession of all certificates representing the Trust Shares to Riezman & Blitz, P.C. (the "Agent") so designated in the Pledge Agreement and (c) execute in blank and deliver to the Agent the irrevocable stock power attached hereto as Exhibit B; provided, however, that if immediately following the receipt of any Trust Shares the Pledge Agreement shall no longer be in force or effect, the Voting Trustee shall retain all certificates representing the Trust Shares pursuant to the provisions of this Agreement and shall not execute and deliver such stock power.

          (iii) Immediately following the receipt of the Voting Trust Certificate, Interiors shall (a) deliver possession of the Voting Trust Certificate to the Agent and (b) shall execute and deliver to the Agent the irrevocable stock power attached hereto as Exhibit B; provided, however, that if immediately following the receipt of any Trust Shares the Pledge Agreement shall no longer be in force or effect, Interiors shall retain the Voting Trust Certificate pursuant to the provisions of this Agreement and shall not execute and deliver such stock power.

     (c) Voting Securities Subsequently Acquired. The parties hereto acknowledge that, if any additional voting securities of Bentley are issued with respect to or in exchange for the Trust Shares, whether by reason of a stock split, stock dividend, share exchange, merger, consolidation or similar transaction, certificates representing such additional voting securities shall be delivered to the Voting Trustee, who shall, in turn, deliver the same to the Agent along with executed irrevocable stock powers with respect to such additional voting securities in form and substance equivalent to Exhibit B, and such additional voting securities shall constitute "Trust Shares" hereunder; provided, however, that if immediately following the receipt of such additional voting securities the Pledge Agreement shall no longer be in force or effect, the Voting Trustee shall retain all certificates representing such additional voting securities pursuant to the provisions of this Agreement and shall not execute and deliver such stock powers. The Voting Trustee shall execute and deliver one or more Voting Trust Certificates to Shareholder to represent Shareholder's interest in such additional voting securities, which Shareholder, in turn, shall deliver forthwith to Agent along with executed irrevocable stock powers with respect to such additional Voting Trust Certificates in form and substance equivalent to Exhibit B; provided, however, that if immediately following the receipt of such additional voting securities the Pledge Agreement shall no longer be in force or effect, Interiors shall retain the Voting Trust Certificates pursuant to the provisions of this Agreement and shall not execute and deliver such stock powers. For purposes of this Agreement, "voting securities" shall mean any equity securities of Bentley (or any corporate successor, including any entity which acquires the capital stock of Bentley or assets of Bentley in consideration for voting securities) which may be entitled by law to vote at any time with respect to any matter, whether or not such equity securities are accorded voting rights under Articles of Incorporation of Bentley (or such successor).

     (d) Legend. All certificates representing the Trust Shares, and all warrants and options exercisable for equity securities which shall become Trust Shares as set forth herein, shall bear a legend substantially to the effect that "The shares of Securities of the corporation [represented hereby/receivable upon exercise hereof] are subject to the terms of The Bentley International, Inc. Voting Trust Agreement No. 1, as the same may be amended and/or restated from time to time, a copy of which is on file with the corporation."

     2. Voting Trust Shares.

     (a) Power to Vote Trust Shares. Subject to the provisions of this Agreement, the Voting Trustee shall have the power to vote the Trust Shares with respect to any matter, for or against.

     (b) Matters on Which Trust Shares May Be Voted. Subject to the provisions of this Agreement, the Voting Trustee, as such, shall have full power and discretion to vote the Trust Shares for the election of directors of Bentley and on any and all other matters with respect to which holders of the voting securities of Bentley are entitled to vote (including but not limited to amendments of Bentley's Articles of Incorporation, mergers, consolidations, share exchanges, dissolution of Bentley, acquisitions of business, issuances of securities or sales or other dispositions of all or substantially all of the assets or Securities of Bentley or any subsidiary thereof), whether such matters are considered in a meeting of such holders or in a unanimous written consent to be executed by them.

     3. Voting Trustee.

     (a) The Voting Trustee shall have the right to resign as Voting Trustee hereunder during his lifetime at any time by notice to Bentley and the Voting Trust Certificate holders, such resignation to be effective at such time as a successor Voting Trustee accepts this Agreement pursuant to Section 3(c).

     (b) In the event of the resignation, death or inability of the Voting Trustee to serve for any reason, the successor to the Voting Trustee shall be the person appointed by the Voting Trustee to serve as successor to the Voting Trustee. Upon the death of the Voting Trustee without his having appointed a successor, the Board of Directors of Bentley shall by resolution duly adopted name a successor Voting Trustee.

     (c) Any person appointed as a successor Voting Trustee hereunder shall become a Voting Trustee only upon written acceptance of this Agreement and the rights, powers, duties and obligations of the Voting Trustee hereunder, and the delivery of such acceptance to the preceding Voting Trustee (if then living) and the Voting Trust Certificate holders. Each successor Voting Trustee shall have the same rights, powers, duties and obligations as the Voting Trustee whom such successor succeeds.

     4. Cash Dividends; Shareholder Materials. During the term of this Agreement, the Voting Trust Certificate holders shall continue to remain entitled to receive any cash and in kind dividends declared and paid with respect to the Trust Shares (except in kind dividends of voting securities), and any informational materials distributed by the Company to all holders of voting securities of the Company. The Voting Trustee shall be solely responsible for the delivery of such informational materials and cash and in kind dividends to, and the division thereof among, the Voting Trust Certificate holders.

     5. Termination. This Agreement and the Voting Trust created herein shall terminate upon the execution of an instrument by all the parties to this Agreement terminating this Agreement.

     6. Transfer and Distribution of Trust Shares.

     (a) In the event any Voting Trust Certificate holder transfers all or part of the Trust Shares relating to his, her, or its Voting Trust Certificate to an Affiliate (as defined below) of the transferor, or to a person who immediately prior to the transfer is a holder of Voting Trust Certificates, then upon the Voting Trustee's receipt of a duly endorsed Voting Trust Certificate specifying the number of Trust Shares being transferred, the Voting Trustee shall issue to such transferee one or more Voting Trust Certificates representing such transferee's interest in the transferred Trust Shares, and shall issue to such transferor one or more new Voting Trust Certificates representing the untransfered Trust Shares. The foregoing notwithstanding, so long as the Pledge Agreement is in force and effect no Voting Trust Certificate shall be transferable except pursuant to the provisions of the Pledge Agreement. For purposes of this Agreement, the term "Affiliate" shall mean and include any of the following:

          (i)  any  family  member  of  a  transferor   which  is  described  in
     Section 267(c)(4) of the Internal Revenue Code of 1986 as presently in effect ("Family Member");

          (ii) any trust of which the transferor or a Family Member of the transferor is a Trustee or a material beneficiary;

          (iii) if the transferor is a trust, any beneficiary thereof; or

          (iv) any corporation, partnership, limited partnership, limited liability company or other entity in which the transferor or any Family Member of the transferor has a material financial interest.

Each party hereto agrees that any transfer of Voting Trust Certificates shall be in accordance with all applicable federal and state securities laws.

     (b) In the event any Voting Trust Certificate holder proposes to transfer all or part of the Trust Shares underlying his, her, or its Voting Trust Certificate in a bona fide sale or charitable gift to a person who is not an Affiliate of the transferor, and who immediately after the transfer will not own more than two and one-half percent (2.5%) of the outstanding voting securities of Bentley, then upon the Voting Trustee's receipt of a duly endorsed Voting Trust Certificate specifying the number of Trust Shares being transferred and a statement in reasonable detail describing the terms of the proposed transfer and the transferor's certificate that the proposed transferee is not an Affiliate, the Voting Trustee shall cause to be issued to such transferee one or more certificates representing the Trust Shares so transferred, and shall issue to such transferor one or more new Voting Trust Certificates representing the untransfered Trust Shares. Such transferee shall take the transferred Trust Shares free from the provisions of this Agreement. The foregoing notwithstanding, so long as the Pledge Agreement is in force and effect no Trust Shares shall be transferable except pursuant to the provisions of the Pledge Agreement. Each party hereto acknowledges and agrees that any sale or transfer of Trust Shares pursuant to this Section 6(b) shall be in accordance with applicable federal and state laws. It is the intention of the parties hereto that Trust Shares transferable pursuant to this Section 6(b) shall be transferable by any party hereto without limitation or restriction other than those limitations or restrictions imposed by this Agreement and the applicable federal and state securities laws .

     (c) Upon termination of this Agreement and the Voting Trust created herein, each holder of a Voting Trust Certificate shall surrender to the then acting Voting Trustee all of such holder's Voting Trust Certificates, duly endorsed for transfer. The Voting Trustee shall as soon as practicable thereafter cause to be distributed to such holder, free from trust, one or more certificates representing the Trust Shares to which such holder is entitled, which certificates shall not contain the legend contained in Section 1(d) hereof.

     (d) The Voting Trustee shall have no right or power to sell, pledge, give, assign or transfer in any other manner any Voting Trust Certificate or any of the Trust Shares or any interest in either, except in accordance with the provisions of this Agreement and the Pledge Agreement.

     7. Compensation of Voting Trustee. The Voting Trustee shall receive no compensation for his services as Voting Trustee hereunder, but this provision shall not limit in any way the compensation or benefits which a Voting Trustee may receive in his or her capacity as an officer, director, consultant or attorney of any of the parties to this Agreement.

     8. Liability of Voting Trustee. Subject to the terms of this Agreement, it is the intention of the parties that the Voting Trustee have unfettered discretion to vote the Trust Shares as the Voting Trustee deems appropriate. No Voting Trustee shall be liable to Shareholder or any other person for any loss arising out of or in connection with his or her voting of any of the Trust Shares or any other action or inaction as Voting Trustee hereunder, unless such loss was caused by a Voting Trustee's gross negligence or willful misconduct. The Voting Trustee may consult with counsel of his choice, and shall have full and complete authorization and protection for any action taken or suffered by the Voting Trustee under this Agreement in good faith and in accordance with the opinion of such counsel.

     9. Dissolution. In the event of the dissolution or total or partial liquidation of the Bentley, whether voluntary or involuntary, the Voting Trustee shall receive the moneys, securities, rights or property to which the Voting Trust Certificate holders deposited hereunder are entitled and shall distribute the same among the registered holders of Voting Trust Certificates in proportion to their respective interests therein, subject to the provisions of the Pledge Agreement. Upon such distribution, all further obligations or liability of the Voting Trustee in respect of such moneys, securities, rights or property so received shall cease.

     10. Notices. All notices and other communications under or in connection with this Agreement shall be in writing and shall be deemed given (i) if delivered personally, upon delivery, (ii) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (iii) if given by facsimile, upon confirmation of transmission by facsimile, in each case to the parties at the following addresses:

         a.       If to Shareholder, addressed to:

                                    Interiors, Inc.
                                    320 Washington Street
                                    Mt. Vernon, New York 10553-1017
                                    Facsimile: (914) 665-5469

                                    Attention: Mr. Max Munn

                                    With copies to:

                                    Paul, Hastings, Janofsky & Walker LLP
                                    Twenty-Third Floor
                                    555 South Flower Street
                                    Los Angeles, California 90071
                                    Facsimile:  (213) 627-0705

                                    Attention: Arthur L. Zwickel, Esq.

         b.       If to the Voting Trustee and Bentley, addressed to:

                                    Mr. Lloyd R. Abrams, President
                                    Bentley International, Inc.
                                    9719 Conway Road
                                    St. Louis, MO 63124
                                    Facsimile: (314) 569-1512

                                    With a copy to:

                                    Richard B. Rothman, Esq.
                                    Riezman & Blitz, P.C.
                                    7700 Bonhomme Ave.  7th Floor
                                    St. Louis, MO 63105
                                    Facsimile: (314) 727-6458

     11. Amendment. This Agreement may be amended or modified in whole or in part only by a document in writing signed by the Voting Trustee and each other party against whom such amendment or modification is to be enforced.

     12. Counterparts. This Voting Trust Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one instrument.

     13. Severability. If any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby.

     14. Headings. The headings in this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties hereto.

     15. Binding Effect. This Agreement shall be binding on, inure to the benefit of, and be enforceable by and against the Voting Trustee, the other parties hereto, and their respective heirs, personal representatives, distributees, successors and assigns.

     16. Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri. Each party hereto irrevocably submits to the jurisdiction of the courts of the State of Missouri and the United States District Court for the Eastern District of Missouri for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby and to the laying of venue in any such court. Each party hereto irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


___________________________________
Lloyd R. Abrams, Voting Trustee

BENTLEY INTERNATIONAL, INC.  INTERIORS, INC.


By:________________________________  By:_________________________________
      Lloyd R. Abrams, President         Max Munn, President

            Bentley International, Inc. Voting Trust Agreement No. 1

THE SECURITIES REPRESENTED BY THIS VOTING TRUST CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY BE TRANSFERRED ONLY IF REGISTERED UNDER APPLICABLE SECURITIES LAW OR IF AN EXEMPTION THEREFROM IS AVAILABLE.

No. 1                                                          150,000 Shares

                           Bentley International, Inc.
                             a Missouri corporation

                            Voting Trust Certificate

         This certifies that:

     (1) certificates representing One Hundred Fifty Thousand (150,000) shares of Common Stock of Bentley International, Inc.., a Missouri corporation ("Company"), have been deposited with the undersigned, as Voting Trustee under the Bentley International, Inc. Voting Trust Agreement No. 1 (the "Voting Trust Agreement"), dated as of July 30, 1998, among Lloyd R. Abrams, as Voting Trustee, and the other parties thereto, including the person named in the immediately succeeding paragraph; and

     (2) Interiors, Inc., a Delaware corporation or the registered assigns thereof, is entitled to all of the benefits arising from the deposit of such shares, subject to the terms and conditions set forth in the Voting Trust Agreement.

     Subject to the limitations set forth in the Voting Trust Agreement, and subject to limitations imposed by applicable law from time to time (if any), this certificate and the rights of the registered holder may be transferred on the records maintained by the Voting Trustee under the Voting Trust Agreement. In the event of such a transfer, the Voting Trustee shall cause appropriate evidence thereof to be endorsed hereon or shall, in the discretion of the Voting Trustee, cause another certificate (or additional certificates) to be issued in replacement for this certificate to reflect the transfer appropriately.

     IN WITNESS WHEREOF, the undersigned Voting Trustee has executed this certificate this ____ day of ___________, _____.

___________________________
Lloyd R. Abrams, Voting Trustee

            Bentley International, Inc. Voting Trust Agreement No. 1

                     IRREVOCABLE STOCK POWER AND ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned do hereby sell, assign and transfer unto ____________________________ _______ shares of the of Common Stock, par value $0.18 per share ("Common Stock"), of BENTLEY INTERNATIONAL, INC. (the "Company") represented by Stock Certificate No. ________ and all of the undersigned's right, title and interests in and to that certain Voting Trust Certificate No.____ (issued pursuant to the terms and provisions of the Bentley International, Inc. Voting Trust Agreement No. 1), both certificates being attached hereto, being all of the Common Stock of the Company owned by the undersigned, and do hereby irrevocably constitute and appoint _____________________ as attorney to transfer the said stock on the books of the Company and surrender the Voting Trust Certificate as provided in the said Voting Trust Agreement in connection therewith with full power of substitution in the premises. Dated: ________ ___, _____

____________________________
Lloyd R. Abrams, Voting Trustee

Being the Voting Trustee under the Bentley International, Inc. Voting Trust Agreement No. 1

In the Presence Of:

______________________________

Interiors, Inc.

By: __________________________
        Max Munn, President

In the Presence Of:

_____________________________